UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06180

Name of Fund: Merrill Lynch Utilities and Telecommunications Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Utilities and Telecommunications Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/05

Date of reporting period: 12/01/04 - 05/31/05

Item 1 - Report to Stockholders

                           Merrill Lynch Utilities and
                           Telecommunications
                           Fund, Inc.

Semi-Annual Report
May 31, 2005

Merrill Lynch Utilities and Telecommunications Fund, Inc.

Industry* Classification as a Percentage of Total Investments as of May 31, 2005

A pie graph depicting Industry Classification* as a Percentage of Total Investments as of May 31, 2005.

Electric Utilities                                                         34.4%
Diversified Telecommunication Services                                     23.3%
Multi-Utilities                                                            10.7%
Independent Power Producers & Energy Traders                                9.0%
Gas Utilities                                                               8.1%
Oil, Gas & Consumable Fuels                                                 7.2%
Wireless Telecommunication Services                                         4.1%
Media                                                                       0.9%
Other**                                                                     2.3%

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
**    Includes portfolio holdings in short-term investments.

Portfolio Information as of May 31, 2005

                                                                      Percent of
Geographical Allocation                                                Equities
--------------------------------------------------------------------------------
United States ...........................................                71.2%
Canada ..................................................                 7.2
Spain ...................................................                 5.7
United Kingdom ..........................................                 5.5
Germany .................................................                 2.8
Italy ...................................................                 2.8
Brazil ..................................................                 1.7
France ..................................................                 1.5
Mexico ..................................................                 1.1
Portugal ................................................                 0.5
--------------------------------------------------------------------------------

Ten Largest Holdings                                                  Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
TXU Corporation ...................................................       5.4%
Dominion Resources, Inc. ..........................................       3.2
Exelon Corporation ................................................       3.2
Verizon Communications ............................................       2.9
PPL Corporation ...................................................       2.7
Entergy Corporation ...............................................       2.6
BellSouth Corporation .............................................       2.6
BCE Inc. ..........................................................       2.5
Telus Corp. .......................................................       2.4
SBC Communications Inc. ...........................................       2.3
--------------------------------------------------------------------------------


2   MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005

A Letter From the President

Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board -- with one eye firmly affixed on the economic indicators and the other on inflationary measures -- has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.


Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:

Total Returns as of May 31, 2005                                       6-month   12-month
=========================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +2.42%    + 8.24%
-----------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -2.10%    + 9.82%
-----------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia and Far East Index)    +1.81%    +14.62%
-----------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.90%    + 6.82%
-----------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +3.51%    + 7.96%
-----------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.60%    + 9.97%
-----------------------------------------------------------------------------------------

While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                       Sincerely,


                                       /s/ Robert C. Doll, Jr.

                                       Robert C. Doll, Jr.
                                       President and Director


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005   3

A Discussion With Your Fund's Portfolio Manager

      The Fund's return, although trailing that of the S&P Utility Index, significantly outpaced the broad-market S&P 500 Index and was in line with the Lipper Utility Funds average for the period.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2005, Merrill Lynch Utilities and Telecommunications Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +8.22%, +7.95%, +7.94% and +8.46%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's benchmarks, the Standard & Poor's (S&P) 500 Index and the S&P Utility Index, posted respective returns of +2.42% and +11.77%, while its comparable Lipper category of Utility Funds had an average return of +8.19%. (Funds in this Lipper category invest primarily in utility shares.)

During the period, the portfolio's investments within the domestic electric utility sector had a favorable effect on Fund performance. However, stock selection in the telecommunication services sector -- particularly large-capitalization companies -- hindered relative returns for the period. These companies faced competitive threats from technology substitution -- that is, using wireless rather than wireline telephone services and using digital subscriber lines (DSL) rather than having multiple fixed telephone lines -- and were forced to spend capital to enhance the current telephone networks in order to deploy more services at ever-faster speeds.

Conversely, the domestic electric sector benefited from the low interest rate environment and investor demand for relatively high dividend yields. These companies tend to be fairly stable given the regulated environment in which they operate. Although capital expenditures are on the rise for many companies due to clean-air requirements and the need for some new electricity generation and transmission lines, it is expected that they will seek regulatory approval before increasing spending. Therefore, we believe the domestic electric utility sector remains fairly quiet on a fundamental basis, and that this appeals to investors in the current economic environment. The group does not appear to be inexpensive based on historical valuation metrics, but the general view that these companies offer relatively stable earnings growth and competitive yields has been enough to attract investors to stocks in this sector.

What changes were made to the portfolio during the period?

We trimmed our exposure to the European utility and telecommunications sector. The reduction was primarily driven by changes in the underlying fundamentals of the sector. Most notably, we sharply reduced our position in Deutsche Telekom AG. The stock had performed well in 2004, as the company returned to financial health and announced that it would resume paying an annual dividend in 2005. Labor issues continue to weigh on the company as the employment situation in Germany has not improved. We believe this factor, coupled with the potential for higher capital expenditures in the company's U.S. wireless operations, may hold back the relative performance of the stock. More recently, we eliminated our holding in Mobistar S.A., a Belgian wireless company. Competition within the wireless market in Belgium is expected to increase sharply in the coming months, as Belgacom announced weak results and issued a statement that it would pursue market share more aggressively. Mobistar always has been a good and profitable competitor. However, the company is limited to just this one market, and Belgacom's financial strength may lead to an extremely challenging environment for Mobistar. In addition, the shares of Mobistar were selling at a premium to its peer group.

We eliminated our holdings in Hong Kong and Japan based on fundamentals and valuations, and we also trimmed several other individual positions in various sectors. We made these reductions primarily to raise money to reinvest into several new holdings that we view as more compelling on a relative basis.

To that end, we added approximately 12 new holdings to the portfolio during the period. Several of the new purchases were prompted by the fact that prices for electric power plant assets have stabilized and possibly are on the upswing given recent transactions, primarily indicative of the mergers and acquisitions (M&A) theme in the domestic electric utility sector. Moreover, we are getting closer to the 2007 - 2008 time frame, when supply and demand of power is expected to be more at equilibrium, and we believe valuations also appear to be relatively attractive. The new additions also included two telecommunications companies in Brazil, which we purchased based on their attractive valuations. Finally, we increased our position in the energy sector with the additions of ConocoPhillips, Duke Energy Corp. and James River Coal Co.


4   MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005

How would you characterize the Fund's position at the close of the period?

As of May 31, 2005, the portfolio consisted of 87 different holdings across 10 countries. The Fund's largest sector and market positions were in electric utilities and the United States, respectively. Diversified telecommunication services comprises the second-largest sector in the portfolio. The Fund continues to seek capital appreciation and total return, and the majority of the stocks in the portfolio pay dividends.

M&A activity has been increasing in both the electric and telecommunication services sectors. In the fourth quarter of 2004, Exelon Corp. announced that it was buying Public Service Electric & Gas Company. The Fund holds positions in both companies, and we believe the deal has been structured so that it will benefit both sets of shareholders. Dividends at both companies have been adjusted so that investors will continue to receive payments until the reorganization is completed. In addition, their shareholders will not see any decline in the dividend level at the combined company.

Duke Energy announced late in the period that it was purchasing Cinergy Corp. Cinergy has an inadequate supply of electricity and may purchase additional energy from Duke, which has a surplus. We believe this is the first of several deals that Duke Energy will announce. We continue to emphasize strong companies in the portfolio and, therefore, anticipate that other Fund holdings also may be part of future M&A activity within the sector. Although we do not expect to see large premiums paid for companies, M&A effectively place floors on some of the stock prices, thereby reducing downside risk.

Announcements of transactions in the telecommunications sector were made earlier in the period, and the regulatory approval process is generally not as complicated or as long as it is for electric utilities. Alltel Corp. announced that it is buying Western Wireless Corp., and Sprint Corp. indicated that it intends to purchase Nextel Communications, Inc. We believe this change in control of Nextel should prompt Nextel Partners, Inc. to take some action because the company has a put option, which gives it the right to sell Nextel Communications shares at a fixed price. This may force Nextel/Sprint to buy the company out. Thus, we anticipate that our positions in Western Wireless, Nextel Communications and Nextel Partners will be eliminated from the portfolio.

Although not Fund holdings, the purchases of MCI Communications and AT&T Wireless by Verizon Communications, Inc. and Cingular Wireless, respectively, also will add to the decline in the number of telecommunications companies available for purchase in the United States. We believe this activity, which is shrinking the number of individual stocks in the U.S. telecommunication services sector, may lead more investors to consider purchasing shares of telecommunication services companies outside of the United States. There is a friendlier competitive environment in some of these markets, as cable television is not as strong or penetrated as it is in the United States. We believe continued consolidation in the industry generally may result in more rational pricing trends and less customer churning, and the Fund is positioned to benefit from these trends.

Investors' appetite for current yield generally remains strong. This has been evident in the performance of the domestic electric utility sector since the start of the 2005 calendar year. We have continued to look for opportunities to add to the portfolio in keeping with this theme. We have added several positions despite some valuation levels that may be nearing historic highs, as indicated by basic parameters such as price/earnings ratios. However, because these stocks have yields that are comparable to the 10-year U.S. Treasury note and offer the prospect of further dividend growth, we believe they have some additional upside potential. In our view, the Fund is appropriately positioned with stocks that should show better-than-average price appreciation within their industries as a result of improving fundamentals, and stocks that have dividend yields above the group average and offer the opportunity for modest growth.

Kathleen M. Anderson
Vice President and Portfolio Manager

June 13, 2005


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005   5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 maintain a four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                   6-Month         12-Month           10-Year
As of May 31, 2005                                              Total Return     Total Return      Total Return
===============================================================================================================
ML Utilities and Telecommunications Fund, Inc. Class A Shares*     + 8.22%          +28.46%           +139.60%
---------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class B Shares*     + 7.95           +27.85            +128.06
---------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class C Shares*     + 7.94           +27.76            +127.41
---------------------------------------------------------------------------------------------------------------
ML Utilities and Telecommunications Fund, Inc. Class I Shares*     + 8.46           +28.92            +146.34
---------------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                                 + 2.42           + 8.24            +163.54
---------------------------------------------------------------------------------------------------------------
S&P Utilities Index***                                             +11.77           +32.40            +104.51
---------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** The S&P 500 Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues). The unmanaged Index represents about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6   MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005

Performance Data (concluded)

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 5/31/05                               +28.46%         +23.32%
--------------------------------------------------------------------------------
Five Years Ended 5/31/05                             + 2.45          + 1.61
--------------------------------------------------------------------------------
Ten Years Ended 5/31/05                              + 9.13          + 8.69
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                      Return            Return
                                                   Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 5/31/05                               +27.85%           +23.85%
--------------------------------------------------------------------------------
Five Years Ended 5/31/05                             + 1.92            + 1.70
--------------------------------------------------------------------------------
Ten Years Ended 5/31/05                              + 8.59            + 8.59
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                      Return            Return
                                                   Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 5/31/05                               +27.76%           +26.76%
--------------------------------------------------------------------------------
Five Years Ended 5/31/05                             + 1.92            + 1.92
--------------------------------------------------------------------------------
Ten Years Ended 5/31/05                              + 8.56            + 8.56
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 5/31/05                               +28.92%         +23.77%
--------------------------------------------------------------------------------
Five Years Ended 5/31/05                             + 2.72          + 1.88
--------------------------------------------------------------------------------
Ten Years Ended 5/31/05                              + 9.43          + 8.99
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005   7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2004 and held through May 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                           Expenses Paid
                                                         Beginning          Ending      During the Period*
                                                       Account Value     Account Value  December 1, 2004 to
                                                     December 1, 2004    May 31, 2005      May 31, 2005
===========================================================================================================
Actual
===========================================================================================================
Class A                                                  $1,000            $1,082.20           $6.49
-----------------------------------------------------------------------------------------------------------
Class B                                                  $1,000            $1,079.50           $9.18
-----------------------------------------------------------------------------------------------------------
Class C                                                  $1,000            $1,079.40           $9.44
-----------------------------------------------------------------------------------------------------------
Class I                                                  $1,000            $1,084.60           $5.20
===========================================================================================================
Hypothetical (5% annual return before expenses)**
===========================================================================================================
Class A                                                  $1,000            $1,018.70           $6.29
-----------------------------------------------------------------------------------------------------------
Class B                                                  $1,000            $1,016.11           $8.90
-----------------------------------------------------------------------------------------------------------
Class C                                                  $1,000            $1,015.86           $9.15
-----------------------------------------------------------------------------------------------------------
Class I                                                  $1,000            $1,019.95           $5.04
-----------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.25% for Class A, 1.77% for Class B, 1.82% for Class C and 1.00% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8   MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005

Schedule of Investments

                                                                                                                         Value
Country               Industry*                          Shares Held     Common Stocks                             (in U.S. dollars)
====================================================================================================================================
Brazil--1.7%          Diversified Telecommunication           18,000     Brasil Telecom Participacoes SA (b)            $    597,420
                      Services--0.4%
                      --------------------------------------------------------------------------------------------------------------
                      Electric Utilities--1.0%                56,600     CPFL Energia SA (b)                               1,381,040
                      --------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication              90,900     Telesp Celular Participacoes SA (a)(b)              460,863
                      Services--0.3%
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Brazil                     2,439,323
====================================================================================================================================
Canada--6.9%          Diversified Telecommunication          156,900     BCE, Inc.                                         3,608,700
                      Services--4.9%                         106,724     Telus Corp.                                       3,488,451
                                                                                                                        ------------
                                                                                                                           7,097,151
                      --------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable Fuels--2.0%       44,600     EnCana Corp.                                      1,546,944
                                                              42,000     Talisman Energy, Inc.                             1,397,340
                                                                                                                        ------------
                                                                                                                           2,944,284
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Canada                    10,041,435
====================================================================================================================================
France--1.4%          Diversified Telecommunication           24,700     France Telecom SA                                   709,697
                      Services--0.5%
                      --------------------------------------------------------------------------------------------------------------
                      Multi-Utilities--0.9%                   31,000     Suez SA                                             836,359
                                                              14,200     Veolia Environnement                                537,401
                                                                                                                        ------------
                                                                                                                           1,373,760
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in France                     2,083,457
====================================================================================================================================
Germany--2.8%         Diversified Telecommunication           46,300     Deutsche Telekom AG                                 863,251
                      Services--0.6%
                      --------------------------------------------------------------------------------------------------------------
                      Electric Utilities--1.8%                29,700     E.On AG                                           2,580,616
                      --------------------------------------------------------------------------------------------------------------
                      Multi-Utilities--0.4%                    9,000     RWE AG                                              551,748
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Germany                    3,995,615
====================================================================================================================================
Italy--2.7%           Diversified Telecommunication          327,776     Telecom Italia SpA                                1,056,324
                      Services--1.6%                         494,800     Telecom Italia SpA (RNC)                          1,313,553
                                                                                                                        ------------
                                                                                                                           2,369,877
                      --------------------------------------------------------------------------------------------------------------
                      Electric Utilities--1.1%               166,600     Enel SpA                                          1,501,679
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Italy                      3,871,556
====================================================================================================================================
Mexico--1.1%          Diversified Telecommunication           32,600     Telefonos de Mexico, SA de CV (b)                   608,316
                      Services--0.4%
                      --------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication              17,700     America Movil, SA de CV (b)                       1,003,236
                      Services--0.7%
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Mexico                     1,611,552
====================================================================================================================================
Portugal--0.4%        Diversified Telecommunication           61,800     Portugal Telecom SGPS SA Registered Shares          633,353
                      Services--0.4%
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Portugal                     633,353
====================================================================================================================================
Spain--5.5%           Diversified Telecommunication          192,200     Telefonica SA                                     3,229,913
                      Services--2 .2%
                      --------------------------------------------------------------------------------------------------------------
                      Electric Utilities--3.3%                67,900     Endesa SA                                         1,481,445
                                                             128,200     Iberdrola SA                                      3,284,622
                                                                                                                        ------------
                                                                                                                           4,766,067
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in Spain                      7,995,980
                      ==============================================================================================================


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005   9

                                                                                                                         Value
Country               Industry*                          Shares Held     Common Stocks                             (in U.S. dollars)
====================================================================================================================================
United Kingdom--5.3%  Electric Utilities--2.6%                83,200     International Power Plc                        $    293,363
                                                              70,800     Scottish & Southern Energy Plc                    1,266,498
                                                             264,600     Scottish Power Plc                                2,235,221
                                                                                                                        ------------
                                                                                                                           3,795,082
                      --------------------------------------------------------------------------------------------------------------
                      Gas Utilities--0.2%                     81,000     Centrica Plc                                        342,495
                      --------------------------------------------------------------------------------------------------------------
                      Multi-Utilities--0.8%                  113,775     National Grid Transco Plc                         1,114,567
                      --------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication              97,900     Vodafone Group Plc (b)                            2,465,122
                      Services--1.7%
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in the United Kingdom         7,717,266
====================================================================================================================================
United States--68.6%  Diversified Telecommunication           46,900     Alltel Corp.                                      2,728,173
                      Services--12.1%                        139,900     BellSouth Corp.                                   3,743,724
                                                              17,400     CenturyTel, Inc.                                    570,546
                                                              50,900     Citizens Communications Co.                         694,276
                                                             144,900     SBC Communications, Inc.                          3,387,762
                                                              96,500     Sprint Corp.                                      2,286,085
                                                             118,300     Verizon Communications, Inc.                      4,185,454
                                                                                                                        ------------
                                                                                                                          17,596,020
                      --------------------------------------------------------------------------------------------------------------
                      Electric Utilities--24.5%               26,700     Ameren Corp.                                      1,457,286
                                                              52,700     American Electric Power Co., Inc.                 1,880,863
                                                              50,662     Cinergy Corp.                                     2,088,794
                                                              69,200     Cleco Corp.                                       1,445,588
                                                              23,200     DPL, Inc.                                           587,192
                                                              16,700     DTE Energy Co.                                      793,918
                                                              67,100     Edison International                              2,465,925
                                                              52,800     Entergy Corp.                                     3,792,624
                                                             100,000     Exelon Corp.                                      4,685,000
                                                              32,800     FPL Group, Inc.                                   1,333,320
                                                              46,600     FirstEnergy Corp.                                 2,064,380
                                                              56,700     NSTAR                                             3,319,218
                                                              41,000     PG&E Corp.                                        1,466,570
                                                              68,600     PPL Corp.                                         3,945,186
                                                              31,800     Pinnacle West Capital Corp.                       1,403,016
                                                              37,100     Reliant Energy, Inc. (a)                            456,330
                                                              72,000     The Southern Co.                                  2,444,400
                                                                                                                        ------------
                                                                                                                          35,629,610
                      --------------------------------------------------------------------------------------------------------------
                      Gas Utilities--7.8%                     33,100     AGL Resources, Inc.                               1,166,444
                                                              17,100     Equitable Resources, Inc.                         1,086,876
                                                              38,000     KeySpan Corp.                                     1,510,120
                                                              27,100     National Fuel Gas Co.                               758,800
                                                              60,400     New Jersey Resources Corp.                        2,724,040
                                                              19,900     NiSource, Inc.                                      479,590
                                                              32,000     Oneok, Inc.                                         987,200
                                                              24,300     Questar Corp.                                     1,531,872
                                                              42,000     UGI Corp.                                         1,113,420
                                                                                                                        ------------
                                                                                                                          11,358,362
                      --------------------------------------------------------------------------------------------------------------
                      Independent Power Producers &           59,300     Constellation Energy Group, Inc.                  3,169,585
                      Energy Traders--9.0%                    28,000     Duke Energy Corp.                                   769,440
                                                              21,200     NRG Energy, Inc. (a)                                757,900
                                                              31,000     Ormat Technologies, Inc. (a)                        530,410
                                                              97,500     TXU Corp.                                         7,827,300
                                                                                                                        ------------
                                                                                                                          13,054,635
                      --------------------------------------------------------------------------------------------------------------
                      Media--0.9%                             53,000     Cablevision Systems Corp. Class A (a)             1,355,740
                      --------------------------------------------------------------------------------------------------------------


10  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005

Schedule of Investments (concluded)

                                                                                                                         Value
Country               Industry*                          Shares Held     Common Stocks                             (in U.S. dollars)
====================================================================================================================================
United States         Multi-Utilities--7.8%                   66,837     Dominion Resources, Inc.                       $  4,699,309
(concluded)                                                   15,800     Energy East Corp.                                   442,400
                                                              12,100     OGE Energy Corp.                                    335,775
                                                              42,900     Public Service Enterprise Group, Inc.             2,380,950
                                                              41,400     SCANA Corp.                                       1,744,182
                                                              19,500     Sempra Energy                                       773,565
                                                              28,600     Wisconsin Energy Corp.                            1,038,180
                                                                                                                        ------------
                                                                                                                          11,414,361
                      --------------------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable Fuels--5.1%        5,500     ConocoPhillips                                      593,120
                                                              13,800     Devon Energy Corp.                                  633,420
                                                              31,900     EOG Resources, Inc.                               1,591,491
                                                              10,800     James River Coal Co. (a)                            355,320
                                                              11,000     Kinder Morgan, Inc.                                 854,810
                                                              42,600     Peabody Energy Corp.                              2,033,724
                                                              71,800     Williams Cos., Inc.                               1,321,838
                                                                                                                        ------------
                                                                                                                           7,383,723
                      --------------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication              30,000     Nextel Communications, Inc. Class A (a)             905,400
                      Services--1.4%                          28,400     Nextel Partners, Inc. Class A (a)                   674,500
                                                              11,300     Western Wireless Corp. Class A (a)                  449,853
                                                                                                                        ------------
                                                                                                                           2,029,753
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Common Stocks in the United States         99,822,204
                      ==============================================================================================================
                                                                         Total Common Stocks
                                                                         (Cost--$93,201,126)--96.4%                      140,211,741
                      ==============================================================================================================

                                                         Face Amount     Trust Preferred
====================================================================================================================================
United States--0.7%   Multi-Utilities--0.7%               $1,092,450     AES Trust III, 6.75% due 10/15/2029                 995,127
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Trust Preferred (Cost--$660,665)--0.7%        995,127
                      ==============================================================================================================

                                                 Beneficial Interest     Short-Term Securities
====================================================================================================================================
                                                          $3,301,497     Merrill Lynch Liquidity Series, LLC Cash
                                                                         Sweep Series I (c)                                3,301,497
                      --------------------------------------------------------------------------------------------------------------
                                                                         Total Short-Term Securities
                                                                         (Cost--$3,301,497)--2.3%                          3,301,497
====================================================================================================================================
                      Total Investments (Cost--$97,163,288**)--99.4%                                                     144,508,365

                      Other Assets Less Liabilities--0.6%                                                                    944,297
                                                                                                                        ------------
                      Net Assets--100.0%                                                                                $145,452,662
                                                                                                                        ============

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** The cost and unrealized appreciation (depreciation) of investments as of May 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................    $97,274,876
                                                                    ===========
      Gross unrealized appreciation ............................    $47,757,099
      Gross unrealized depreciation ............................       (523,610)
                                                                    -----------
      Net unrealized appreciation ..............................    $47,233,489
                                                                    ===========

(a)   Non-income producing security.
(b)   Depositary Receipts.
(c) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                            Net         Interest
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                             $(1,245,455)      $37,151
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005  11

Statement of Assets and Liabilities

As of May 31, 2005
======================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$93,861,791) ............................                      $ 141,206,868
                       Investments in affiliated securities, at value
                        (identified cost--$3,301,497) .............................                          3,301,497
                       Foreign cash (cost--$29,415) ...............................                             28,059
                       Receivables:
                          Securities sold .........................................    $   1,248,720
                          Dividends ...............................................          279,365
                          Capital shares sold .....................................           36,700
                          Interest (including $8,893 from affiliates) .............           19,427         1,584,212
                                                                                       -------------
                       Prepaid expenses ...........................................                             22,201
                                                                                                         -------------
                       Total assets ...............................................                        146,142,837
                                                                                                         -------------
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ....................................          292,027
                          Capital shares redeemed .................................          202,505
                          Investment adviser ......................................           59,107
                          Other affiliates ........................................           53,503
                          Distributor .............................................           45,842           652,984
                                                                                       -------------
                       Accrued expenses and other liabilities .....................                             37,191
                                                                                                         -------------
                       Total liabilities ..........................................                            690,175
                                                                                                         -------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Net assets .................................................                      $ 145,452,662
                                                                                                         =============
======================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .........................................                      $     689,544
                       Class B Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .........................................                            272,612
                       Class C Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .........................................                            123,109
                       Class I Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized .........................................                            223,729
                       Paid-in capital in excess of par ...........................                        130,570,222
                       Undistributed investment income--net .......................    $     669,097
                       Accumulated realized capital losses--net ...................      (34,437,403)
                       Unrealized appreciation--net ...............................       47,341,752
                                                                                       -------------
                       Total accumulated gains--net ...............................                         13,573,446
                                                                                                         -------------
                       Net Assets .................................................                      $ 145,452,662
                                                                                                         =============
======================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $76,769,733 and 6,895,444
                        shares outstanding ........................................                      $       11.13
                                                                                                         =============
                       Class B--Based on net assets of $30,252,970 and 2,726,121
                        shares outstanding ........................................                      $       11.10
                                                                                                         =============
                       Class C--Based on net assets of $13,534,284 and 1,231,089
                        shares outstanding ........................................                      $       10.99
                                                                                                         =============
                       Class I--Based on net assets of $24,895,675 and 2,237,292
                        shares outstanding ........................................                      $       11.13
                                                                                                         =============

      See Notes to Financial Statements.


12  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005

Statement of Operations

For the Six Months Ended May 31, 2005
======================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $106,848 foreign withholding tax) ........                      $   2,330,531
                       Interest (including $37,151 from affiliates) ...............                             75,700
                                                                                                         -------------
                       Total income ...............................................                          2,406,231
                                                                                                         -------------
======================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...................................    $     429,068
                       Account maintenance and distribution fees--Class B .........          117,116
                       Account maintenance fees--Class A ..........................           93,338
                       Transfer agent fees--Class A ...............................           51,892
                       Account maintenance and distribution fees--Class C .........           51,500
                       Accounting services ........................................           48,298
                       Registration fees ..........................................           29,677
                       Professional fees ..........................................           28,923
                       Transfer agent fees--Class B ...............................           25,670
                       Printing and shareholder reports ...........................           23,920
                       Directors' fees and expenses ...............................           21,659
                       Transfer agent fees--Class I ...............................           16,851
                       Custodian fees .............................................           16,229
                       Transfer agent fees--Class C ...............................           10,422
                       Pricing fees ...............................................            1,857
                       Other ......................................................           12,638
                                                                                       -------------
                       Total expenses .............................................                            979,058
                                                                                                         -------------
                       Investment income--net .....................................                          1,427,173
                                                                                                         -------------
======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ........................................        2,865,768
                          Foreign currency transactions--net ......................           (8,713)        2,857,055
                                                                                       -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ........................................        6,970,795
                          Foreign currency transactions--net ......................           (5,797)        6,964,998
                                                                                       -------------------------------
                       Total realized and unrealized gain--net ....................                          9,822,053
                                                                                                         -------------
                       Net Increase in Net Assets Resulting from Operations .......                      $  11,249,226
                                                                                                         =============

      See Notes to Financial Statements.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005  13

Statements of Changes in Net Assets

                                                                                         For the Six        For the
                                                                                        Months Ended       Year Ended
                                                                                           May 31,        November 30,
Increase (Decrease) in Net Assets:                                                          2005              2004
======================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................    $   1,427,173     $   2,673,097
                       Realized gain--net .........................................        2,857,055         6,229,001
                       Change in unrealized appreciation/depreciation--net ........        6,964,998        25,266,567
                                                                                       -------------------------------
                       Net increase in net assets resulting from operations .......       11,249,226        34,168,665
                                                                                       -------------------------------
======================================================================================================================
Dividends to Shareholders
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A .................................................         (686,848)       (1,400,106)
                          Class B .................................................         (204,033)         (493,529)
                          Class C .................................................          (85,084)         (164,643)
                          Class I .................................................         (252,424)         (520,382)
                                                                                       -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ..............................................       (1,228,389)       (2,578,660)
                                                                                       -------------------------------
======================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share
                        transactions ..............................................       (5,364,545)      (25,760,427)
                                                                                       -------------------------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ...............................        4,656,292         5,829,578
                       Beginning of period ........................................      140,796,370       134,966,792
                                                                                       -------------------------------
                       End of period* .............................................    $ 145,452,662     $ 140,796,370
                                                                                       ===============================
                          * Undistributed investment income--net ..................    $     669,097     $     470,313
                                                                                       ===============================

      See Notes to Financial Statements.


14  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005

Financial Highlights

                                                                                           Class A
                                                           -----------------------------------------------------------------------
                                                           For the Six                         For the Year Ended
                                                           Months Ended                           November 30,
The following per share data and ratios have been derived     May 31,         ----------------------------------------------------
from information provided in the financial statements.         2005             2004           2003           2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...    $ 10.38          $  8.23        $  7.40        $  9.67        $ 11.81
                                                             ---------------------------------------------------------------------
                 Investment income--net*** ..............        .11              .20            .19            .26            .32
                 Realized and unrealized gain (loss)--net        .74             2.14            .85          (2.14)         (1.46)
                                                             ---------------------------------------------------------------------
                 Total from investment operations .......        .85             2.34           1.04          (1.88)         (1.14)
                                                             ---------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ..............       (.10)            (.19)          (.21)          (.28)          (.33)
                    Realized gain--net ..................         --               --             --           (.11)          (.67)
                                                             ---------------------------------------------------------------------
                 Total dividends and distributions ......       (.10)            (.19)          (.21)          (.39)         (1.00)
                                                             ---------------------------------------------------------------------
                 Net asset value, end of period .........    $ 11.13          $ 10.38        $  8.23        $  7.40        $  9.67
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       8.22%+          28.82%         14.26%        (19.83%)       (10.67%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses ...............................       1.25%*           1.28%          1.33%          1.26%          1.11%
                                                             =====================================================================
                 Investment income--net .................       2.12%*           2.11%          2.42%          3.13%          2.86%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)    $76,770          $73,286        $60,142        $34,038        $36,794
                                                             =====================================================================
                 Portfolio turnover .....................       6.68%           10.89%         21.20%         31.16%         45.66%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005  15

                                                                                           Class B
                                                           -----------------------------------------------------------------------
                                                           For the Six                         For the Year Ended
                                                           Months Ended                           November 30,
The following per share data and ratios have been derived     May 31,         ----------------------------------------------------
from information provided in the financial statements.         2005             2004           2003           2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...    $ 10.35          $  8.19        $  7.37        $  9.61       $  11.75
                                                             ---------------------------------------------------------------------
                 Investment income--net*** ..............        .09              .14            .16            .22            .26
                 Realized and unrealized gain (loss)--net        .73             2.16            .82          (2.13)         (1.47)
                                                             ---------------------------------------------------------------------
                 Total from investment operations .......        .82             2.30            .98          (1.91)         (1.21)
                                                             ---------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ..............       (.07)            (.14)          (.16)          (.22)          (.26)
                    Realized gain--net ..................         --               --             --           (.11)          (.67)
                                                             ---------------------------------------------------------------------
                 Total dividends and distributions ......       (.07)            (.14)          (.16)          (.33)          (.93)
                                                             ---------------------------------------------------------------------
                 Net asset value, end of period .........    $ 11.10          $ 10.35        $  8.19        $  7.37       $   9.61
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       7.95%+          28.30%         13.47%        (20.16%)       (11.25%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses ...............................       1.77%*           1.81%          1.86%          1.77%          1.63%
                                                             =====================================================================
                 Investment income--net .................       1.59%*           1.58%          2.08%          2.63%          2.40%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)    $30,253          $31,935        $41,317        $74,822       $147,549
                                                             =====================================================================
                 Portfolio turnover .....................       6.68%           10.89%         21.20%         31.16%         45.66%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


16  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005

                                                                                           Class C
                                                           -----------------------------------------------------------------------
                                                           For the Six                         For the Year Ended
                                                           Months Ended                           November 30,
The following per share data and ratios have been derived     May 31,         ----------------------------------------------------
from information provided in the financial statements.         2005             2004           2003           2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...    $ 10.25          $  8.13        $  7.31        $  9.55        $ 11.68
                                                             ---------------------------------------------------------------------
                 Investment income--net*** ..............        .08              .14            .15            .21            .25
                 Realized and unrealized gain (loss)--net        .73             2.12            .83          (2.11)         (1.45)
                                                             ---------------------------------------------------------------------
                 Total from investment operations .......        .81             2.26            .98          (1.90)         (1.20)
                                                             ---------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ..............       (.07)            (.14)          (.16)          (.23)          (.26)
                    Realized gain--net ..................         --               --             --           (.11)          (.67)
                                                             ---------------------------------------------------------------------
                 Total dividends and distributions ......       (.07)            (.14)          (.16)          (.34)          (.93)
                                                             ---------------------------------------------------------------------
                 Net asset value, end of period .........    $ 10.99          $ 10.25        $  8.13        $  7.31        $  9.55
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       7.94%+          28.03%         13.62%        (20.27%)       (11.24%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses ...............................       1.82%*           1.85%          1.91%          1.84%          1.69%
                                                             =====================================================================
                 Investment income--net .................       1.55%*           1.53%          1.93%          2.55%          2.31%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)    $13,534          $11,898        $10,994        $10,545        $10,194
                                                             =====================================================================
                 Portfolio turnover .....................       6.68%           10.89%         21.20%         31.16%         45.66%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005  17

Financial Highlights (concluded)

                                                                                           Class I
                                                           -----------------------------------------------------------------------
                                                            For the Six                        For the Year Ended
                                                           Months Ended                           November 30,
The following per share data and ratios have been derived     May 31,         ----------------------------------------------------
from information provided in the financial statements.         2005             2004           2003           2002          2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...    $ 10.37          $  8.22        $  7.39        $  9.66        $ 11.81
                                                             ---------------------------------------------------------------------
                 Investment income--net*** ..............        .13              .22            .21            .29            .34
                 Realized and unrealized gain (loss)--net        .74             2.14            .84          (2.15)         (1.47)
                                                             ---------------------------------------------------------------------
                 Total from investment operations .......        .87             2.36           1.05          (1.86)         (1.13)
                                                             ---------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ..............       (.11)            (.21)          (.22)          (.30)          (.35)
                    Realized gain--net ..................         --               --             --           (.11)          (.67)
                                                             ---------------------------------------------------------------------
                 Total dividends and distributions ......       (.11)            (.21)          (.22)          (.41)         (1.02)
                                                             ---------------------------------------------------------------------
                 Net asset value, end of period .........    $ 11.13          $ 10.37        $  8.22        $  7.39        $  9.66
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       8.46%+          29.16%         14.54%        (19.64%)       (10.54%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                 Expenses ...............................       1.00%*           1.03%          1.07%          1.00%           .86%
                                                             =====================================================================
                 Investment income--net .................       2.37%*           2.36%          2.77%          3.39%          3.15%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)    $24,896          $23,677        $22,514        $20,342        $26,700
                                                             =====================================================================
                 Portfolio turnover .....................       6.68%           10.89%         21.20%         31.16%         45.66%
                                                             =====================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


18  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Utilities and Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from the market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005  19

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may purchase and write call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.


20  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ................................               .25%             --
Class B ................................               .25%            .50%
Class C ................................               .25%            .55%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $ 1,518               $33,611
Class I ............................               $     6               $    67
--------------------------------------------------------------------------------

For the six months ended May 31, 2005, MLPF&S received contingent deferred sales charges of $13,619 and $449, relating to transactions in Class B Shares and Class C Shares, respectively.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005  21

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

In addition, MLPF&S received $936 in commissions on the execution of portfolio security transactions for the Fund for the six months ended May 31, 2005.

For the six months ended May 31, 2005 the Fund reimbursed MLIM $1,625 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2005 were $9,392,919 and $13,796,287, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $5,364,545 and $25,760,427 for the six months ended May 31, 2005 and the year ended November 30, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                     Dollar
Ended May 31, 2005                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            256,737        $  2,788,183
Automatic conversion of shares .........            166,160           1,807,204
Shares issued to shareholders
   in reinvestment of dividends ........             49,512             533,109
                                               --------------------------------
Total issued ...........................            472,409           5,128,496
Shares redeemed ........................           (637,588)         (6,863,380)
                                               --------------------------------
Net decrease ...........................           (165,179)       $ (1,734,884)
                                               ================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended November 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            282,359        $  2,555,395
Automatic conversion of shares .........          1,250,628          11,120,589
Shares issued to shareholders
   in reinvestment of dividends ........            120,893           1,091,475
                                               --------------------------------
Total issued ...........................          1,653,880          14,767,459
Shares redeemed ........................         (1,904,582)        (17,277,664)
                                               --------------------------------
Net decrease ...........................           (250,702)       $ (2,510,205)
                                               ================================

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                     Dollar
Ended May 31, 2005                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            192,903        $  2,077,160
Shares issued to shareholders
   in reinvestment of dividends ........             13,838             148,330
                                               --------------------------------
Total issued ...........................            206,741           2,225,490
                                               --------------------------------
Automatic conversion of shares .........           (166,747)         (1,807,204)
Shares redeemed ........................           (400,764)         (4,325,274)
                                               --------------------------------
Total redeemed .........................           (567,511)         (6,132,478)
                                               --------------------------------
Net decrease ...........................           (360,770)       $ (3,906,988)
                                               ================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            304,248        $  2,789,140
Shares issued to shareholders
   in reinvestment of dividends ........             40,756             365,876
                                               --------------------------------
Total issued ...........................            345,004           3,155,016
                                               --------------------------------
Automatic conversion of shares .........         (1,045,446)        (11,120,589)
Shares redeemed ........................         (1,255,100)         (9,438,326)
                                               --------------------------------
Total redeemed .........................         (2,300,546)        (20,558,915)
                                               --------------------------------
Net decrease ...........................         (1,955,542)       $(17,403,899)
                                               ================================

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                     Dollar
Ended May 31, 2005                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            192,566        $  2,058,676
Shares issued to shareholders
   in reinvestment of dividends ........              6,519              69,357
                                               --------------------------------
Total issued ...........................            199,085           2,128,033
Shares redeemed ........................           (128,461)         (1,380,166)
                                               --------------------------------
Net increase ...........................             70,624        $    747,867
                                               ================================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            145,974        $  1,325,472
Shares issued to shareholders
   in reinvestment of dividends ........             15,000             133,902
                                               --------------------------------
Total issued ...........................            160,974           1,459,374
Shares redeemed ........................           (353,438)         (3,148,439)
                                               --------------------------------
Net decrease ...........................           (192,464)       $ (1,689,065)
                                               ================================


22  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
Class I Shares for the Six Months                                     Dollar
Ended May 31, 2005                                 Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            155,728        $  1,687,992
Shares issued to shareholders
   in reinvestment of dividends ........             19,968             214,865
                                               --------------------------------
Total issued ...........................            175,696           1,902,857
Shares redeemed ........................           (220,746)         (2,373,397)
                                               --------------------------------
Net decrease ...........................            (45,050)       $   (470,540)
                                               ================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended November 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ............................            190,762        $  1,705,184
Shares issued to shareholders
   in reinvestment of dividends ........             49,587             446,639
                                               --------------------------------
Total issued ...........................            240,349           2,151,823
Shares redeemed ........................           (696,696)         (6,309,081)
                                               --------------------------------
Net decrease ...........................           (456,347)       $ (4,157,258)
                                               ================================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended May 31, 2005.

6. Capital Loss Carryforward:

On November 30, 2004, the Fund had a net capital loss carryforward of $37,182,869, of which $34,674,004 expires in 2010 and $2,508,865 expires in
2011. This amount will be available to offset like amounts of any future taxable gains.

7. Commitments:

At May 31, 2005, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $292,000 and $906,000, respectively.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005  23

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory


24  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005
agreement in May 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked above the median of its comparable group for the one-year and three-year periods and at the median for the five-year period. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Ms. Anderson has more than ten years' experience in portfolio management; moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients. The Board noted that the Fund's contractual and actual management fee rates and its overall expense ratio were lower than the median of the eleven comparable funds classified by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While there was no evidence to date that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005  25

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kathleen M. Anderson, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


26  MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


    MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.   MAY 31, 2005  27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Utilities and
Telecommunications Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #11693 -- 5/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Utilities and Telecommunications Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Utilities and Telecommunications Fund, Inc.

Date: July 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Utilities and Telecommunications Fund, Inc.

Date: July 15, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Utilities and Telecommunications Fund, Inc.

Date: July 15, 2005